Business Segment Information	12 Months Ended
Dec. 31, 2017
Segment Reporting [Abstract]
Business Segment Information
Business Segment Information

We provide a wide range of professional services and the management of our business is heavily focused on major projects or programs within each of our reportable segments. At any given time, a relatively few number of projects, government programs and joint ventures represent a substantial part of our operations. Our reportable segments follow the same accounting policies as those described in Note 1 to our consolidated financial statements.

We are organized into three core business segments and two non-core business segments. Our three core business segments focus on our core strengths in technical services relating to government services, technology and consulting, and engineering and construction. Our two non-core business segments are our Non-strategic Business segment, which includes businesses we intend to exit upon completion of existing contracts because they are no longer a part of our future strategic focus, and "Other", which includes our corporate expenses and general and administrative expenses not allocated to the other business segments. Each business segment reflects a reportable segment led by a separate business segment president who reports directly to our chief operating decision maker ("CODM").  Our business segments are described below.

Government Services ("GS"). Our GS business segment provides full life-cycle support solutions to defense, space, aviation and other programs and missions for military and other government agencies in the U.S., U.K. and Australia. As program management integrator, KBR covers the full spectrum of defense, space, aviation and other government programs and missions from research and development; through systems engineering, test and evaluation, systems integration and program management; to operations support, maintenance and field logistics. Our acquisitions in 2016, as described in Note 3 to our consolidated financial statements, have been combined with our existing U.S. operations within this business segment and operate under the single "KBRwyle" brand.
Technology. Our Technology business segment combines KBR's proprietary technologies, equipment and catalyst supply and associated knowledge-based services into a global business for refining, petrochemicals, inorganic and specialty chemicals as well as gasification, syngas, ammonia, nitric acid and fertilizers. From early planning through scope definition, advanced technologies and project lifecycle support, KBR's Technology segment works closely with customers to provide the optimal approach to maximize their return on investment.
Hydrocarbons Services ("HS"). Our HS business segment provides comprehensive project and program delivery capability globally. Our key capabilities leverage our operational and technical excellence as a global provider of EPC for onshore oil and gas; LNG/GTL; oil refining; petrochemicals; chemicals; fertilizers; offshore oil and gas (shallow-water, deep-water and subsea); floating solutions (FPUs, FPSO, FLNG & FSRU) ; maintenance services (via the “Brown & Root Industrial Services” brand); and consulting services provided under our three specialist consulting brands, Granherne, Energo and GVA.
Non-strategic Business. Our Non-strategic Business segment represents the operations or activities which we intend to exit upon completion of existing contracts. This segment also included businesses we exited upon sale to third parties during 2015. All Non-Strategic Business projects are substantially complete as of December 31, 2017. We continue to finalize project close-out activities and negotiate the settlement of claims and various other matters associated with these projects.
Other. Our Other business segment includes our corporate expenses and general and administrative expenses not allocated to the business segments above and would include any future activities that do not individually meet the criteria for segment presentation.
Reportable segment performance is evaluated by our CODM using gross profit (loss) and equity in earnings of unconsolidated affiliates, which is defined as business segment revenues less the cost of revenues, and includes overhead directly attributable to the business segment.

The following table presents revenues, gross profit (loss), equity in earnings of unconsolidated affiliates, impairment of goodwill, asset impairment and restructuring charges, capital expenditures and depreciation and amortization by reporting segment.
Operations by Reportable Segment

	Years ended December 31,
Dollars in millions	2017	2016	2015
Revenues:
Government Services	$2,193	$1,359	$663
Technology	269	309	266
Hydrocarbons Services	1,671	2,390	3,512
Other	—	—	—
Subtotal	4,133	4,058	4,441
Non-strategic Business	38	210	655
Total	$4,171	$4,268	$5,096
Gross profit (loss):
Government Services	$155	$137	$(3)
Technology	76	80	73
Hydrocarbons Services	111	—	228
Other	—	—	—
Subtotal	342	217	298
Non-strategic Business	—	(105)	27
Total	$342	$112	$325
Equity in earnings of unconsolidated affiliates:
Government Services	$43	$39	$45
Technology	—	—	—
Hydrocarbons Services	29	52	104
Other	—	—	—
Subtotal	72	91	149
Non-strategic Business	—	—	—
Total	$72	$91	$149
Asset impairment and restructuring charges (Note 11):
Government Services	$—	$(1)	$—
Technology	—	—	(1)
Hydrocarbons Services	(6)	(31)	(43)
Other	—	(7)	(22)
Subtotal	(6)	(39)	(66)
Non-strategic Business	—	—	(4)
Total	$(6)	$(39)	$(70)
Segment operating income (loss):
Government Services	$173	$152	$37
Technology	73	74	66
Hydrocarbons Services	113	(4)	291
Other	(93)	(93)	(140)
Subtotal	266	129	254
Non-strategic Business	—	(101)	56
Total	$266	$28	$310

	Years ended December 31,
Dollars in millions	2017	2016	2015
Capital expenditures:
Government Services	$4	$2	$—
Technology	—	—	—
Hydrocarbons Services	2	5	6
Other	2	4	4
Subtotal	8	11	10
Non-strategic Business	—	—	—
Total	$8	$11	$10
Depreciation and amortization:
Government Services	$27	$16	$6
Technology	3	3	1
Hydrocarbons Services	10	16	18
Other	8	10	14
Subtotal	48	45	39
Non-strategic Business	—	—	—
Total	$48	$45	$39

Prior Period Adjustments
During the second quarter of 2017, we corrected cumulative errors resulting in an increase to "Equity in earnings of unconsolidated affiliates" and "Net income attributable to KBR" within our consolidated statements of operations of $9 million and $11 million, respectively. The errors in equity in earnings of unconsolidated affiliates primarily related to our accounting for derivatives in one of our unconsolidated VIEs in our GS segment from the first quarter of 2016 through the first quarter of 2017.
During the fourth quarter of 2016, we corrected a cumulative error related to contract cost estimates on an LNG project in Australia within our HS business segment. The cumulative error occurred throughout the period beginning in 2009 and through the third quarter of 2016 and resulted in a $13 million reduction to revenues and gross profit on our consolidated statements of operations and a decrease to "CIE" on our consolidated balance sheets during the fourth quarter of 2016.
During the second quarter of 2015, we corrected a cumulative error related to transactions between unconsolidated affiliates associated with our Mexican offshore maintenance joint venture within our HS business segment. The cumulative error occurred throughout the period beginning in 2007 and through the first quarter of 2015 and resulted in a $15 million increase to "equity in earnings of unconsolidated affiliates" on our consolidated statements of operations and an increase to "equity in and advances to unconsolidated affiliates" on our consolidated balance sheets during the second quarter of 2015.
We evaluated these cumulative errors on both a quantitative and qualitative basis under the guidance of ASC 250 - Accounting Changes and Error Corrections. We determined that the cumulative impact of the errors described above did not affect the trend of net income, cash flows or liquidity and therefore did not have a material impact to previously issued financial statements. Additionally, we determined that the cumulative impact of the errors did not have a material impact to our consolidated financial statements for the fiscal year ended December 31, 2017.
Changes in Project-related Estimates

There are many factors that may affect the accuracy of our cost estimates and ultimately our future profitability. These include, but are not limited to, the availability and costs of resources (such as labor, materials and equipment), productivity and weather, and for unit rate and construction service contracts, the availability and detail of customer supplied engineering drawings. With a portfolio of more than one thousand contracts, we generally realize both lower and higher than expected margins on projects in any given period. We recognize revisions of revenues and costs in the period in which the revisions are known. This may result in the recognition of costs before the recognition of related revenue recovery, if any.

Changes in project-related estimates by business segment, which significantly impacted operating income during the periods presented, are as follows:

Government Services

There were no significant changes in project-related estimates during the year ended December 31, 2017 within our GS business segment.

During the year ended December 31, 2016, revenues, gross profit, and segment operating income included a favorable change in estimate of $33 million as a result of reaching a settlement with the U.S. government for reimbursement of previously expensed legal fees associated with the sodium dichromate litigation. See Note 16 to our consolidated financial statements for information related to the settlement with the U.S. government. Additionally in 2016, we recognized a $15 million favorable change to gross profit related to the approval of a change order on a road construction project in the Middle East. The change order resulted in an extension of the contract terms and increased the total contract value.

Hydrocarbons Services

During the year ended December 31, 2017, the PEMEX and PEP arbitration was settled (see Note 17 to our consolidated financial statements) which resulted in additional revenues and gross profit of $35 million during the year ended December 31, 2017.

We recognized changes to equity earnings as a result of various changes to estimates on the Ichthys LNG Project during the year ended December 31, 2017. See Notes 7 and 18 for a discussion of the matters impacting this project.

We recognized unfavorable changes in estimates of losses of $114 million and $27 million in 2016 and 2015 respectively, on an EPC ammonia project in the U.S. primarily due to unforeseen costs related to the mechanical failure of a vendor supplied compressor and pumps that occurred during commissioning as well as various mechanical issues encountered during start-up. These issues delayed completion of the project to October 2016, which resulted in increased costs and the recognition of contractual liquidated damages due to the client. Included in the reserve for estimated losses on uncompleted contracts, which is a component of "Other current liabilities" on our consolidated financial statements, is $1 million and $3 million as of December 31, 2017 and 2016, respectively, related to this project. The project completed performance testing and in October 2016, care, custody and control of the plant were transferred to the customer. Our estimates of revenues and costs at completion have been, and may continue to be, impacted by remaining punch list items and warranty obligations. Our estimated loss at completion as of December 31, 2017 represents our best estimate based on current information. Actual results could differ from the estimates we have used to account for this project as of December 31, 2017.

During the year ended December 31, 2016, we recognized unfavorable changes in estimated losses of $112 million on a downstream EPC project in the U.S. resulting from significant weather delays and forecast construction productivity rates less than previously expected. These issues have delayed completion until 2018, which resulted in additional estimated costs to complete, which led to the loss described above. The EPC project is 89% complete as of December 31, 2017. Included in the reserve for estimated losses on uncompleted contracts, which is a component of "Other current liabilities" on our consolidated financial statements, is $9 million and $35 million as of December 31, 2017 and 2016, respectively, related to this project. Our estimated loss at completion represents our best estimate based on current information. Actual results could differ from the estimates we have used to account for this project as of December 31, 2017.

During the years ended December 31, 2016 and 2015, revenues, gross profit, and segment operating income include $64 million and $17 million, respectively, resulting from favorable changes in estimates to complete due to settlements on close out of a LNG project in Africa.

We recognized favorable changes in our estimates of losses of $21 million in 2015 on seven Canadian pipe fabrication and module assembly projects. The favorable changes to our estimate of losses on these projects in 2015 were primarily due to negotiated settlements with clients. All of these projects were completed in 2015.
Non-strategic Business

There were no significant changes in project-related estimates during the year ended December 31, 2017 within our Non-strategic Business segment.

We recognized unfavorable changes in estimates of losses on a power project of $117 million and $33 million in 2016 and 2015, respectively, primarily due to increases in forecasted costs to complete the project driven by subcontractor cost increases from poor subcontractor productivity, resulting schedule delays and changes in the project execution strategy. The project has completed performance testing and in April 2017, care, custody and control of the project were transferred to the customer. Included in the reserve for estimated losses on uncompleted contracts is $2 million and $14 million as of December 31, 2017 and 2016, respectively, related to this project.

During the year ended December 31, 2015, we recognized additional gross profit of $57 million related to favorable settlements and cost savings associated with the completion of a power project in the U.S. This power project was completed in 2015.

Balance Sheet Information by Reportable Segment

Within KBR, not all assets are associated with specific business segments. Those assets specific to business segments include receivables, inventories, certain identified property, plant and equipment, equity in and advances to related companies and goodwill. The remaining assets, such as cash and the remaining property, plant and equipment, are considered to be shared among the business segments and are therefore reported in "Other."

	December 31,
Dollars in millions	2017	2016
Total assets:
Government Services	$1,600	$1,646
Technology	210	162
Hydrocarbons Services	1,065	1,657
Other	792	666
Subtotal	3,667	4,131
Non-strategic Business	7	13
Total	$3,674	$4,144
Goodwill (Note 10):
Government Services	$679	$674
Technology	51	48
Hydrocarbons Services	238	237
Other	—	—
Subtotal	968	959
Non-strategic Business	—	—
Total	$968	$959
Equity in and advances to related companies (Note 12):
Government Services	$41	$37
Technology	—	—
Hydrocarbons Services	346	332
Other	—	—
Subtotal	387	369
Non-strategic Business	—	—
Total	$387	$369

Selected Geographic Information

Revenues by country are determined based on the location of services provided. Long-lived assets by country are determined based on the location of tangible assets.

	Years ended December 31,
Dollars in millions	2017	2016	2015
Revenues:
United States	$1,986	$2,111	$2,212
Middle East	911	849	786
Europe	480	498	495
Australia	334	376	836
Canada	224	145	185
Africa	46	111	164
Other Countries	190	178	418
Total	$4,171	$4,268	$5,096

	December 31,
Dollars in millions	2017	2016
Property, plant & equipment, net:
United States	$60	$70
United Kingdom	52	35
Other	18	40
Total	$130	$145